Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BTCS Inc. (the “Company”) on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles Allen, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 20, 2025	/s/ Charles Allen
Charles W. Allen
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to BTCS Inc. and will be retained by BTCS Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the Annual Report of BTCS Inc. (the “Company”) on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Prevoznik, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2025	/s/ Michael Prevoznik
Michael Prevoznik
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to BTCS Inc. and will be retained by BTCS Inc. and furnished to the Securities and Exchange Commission or its staff upon request.